                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.

Robert R. Fortune
Chairman and President                                           August 10, 1998

Dear Shareholder:

     Our Fund earned $0.65 per share from net investment income in the first six months of 1998. Earnings in the same period of 1997 were $0.69 per share.

     Monthly dividends of $0.11 per share were paid from February to July 1998. The January 1998 dividend of $0.115 per share was taxable in 1997.

     An internal restructuring affecting our Investment Adviser has occurred since our last report to you. BlackRock Financial Management, Inc. (BFM), a majority-owned subsidiary of PNC Bank, N.A. (PNC Bank), and one of the largest fixed-income investment management firms in the United States, now has responsibility for PNC Bank's fixed-income investment management activities. In connection with this restructuring, the name of our adviser, PNC Institutional Management Corporation, has changed to BlackRock Institutional Management Corporation (BIMC). In addition, BIMC has assumed the responsibilities of PNC Bank as Sub-Adviser to provide research, credit analysis, and recommendations with respect to the Fund's investments, and to provide certain computer facilities, personnel, and other services.

     The new co-managers of our portfolio are Robert S. Kapito who is Vice Chairman of BIMC and also Vice Chairman of BFM since its founding in 1988, and Dennis M. Schaney, Managing Director of BFM, who prior to joining BFM in 1998 spent nine years with Merrill Lynch where he was a Managing Director in that firm's Global Fixed-Income Economics Department. Your Board of Directors looks forward to working with the BlackRock organization.

     Your comments or questions about Independence Square Income Securities, Inc. are welcomed.

                                            Sincerely,


                                            /s/ Robert R. Fortune
                                            Robert R. Fortune

                          INVESTMENT ADVISER'S REPORT

     The Funds' neutral weighting to finance-related corporate bonds and underweight to dollar denominated bonds issued by non-U.S. companies (Yankees) versus its benchmark aided performance during the reporting period. Specifically, the Fund outperformed the Lehman Corporate Bond Index by 39 basis points (0.39%), and the Lipper Investment Grade Fund peer group by 27 basis points (0.27%). Investment returns are shown in the table below:

                                                               TOTAL RETURNS AS OF JUNE 30, 1998:
                                                                                           ANNUALIZED
                                                                   YEAR                ------------------
                                                       QUARTER    TO DATE    1 YEAR    2 YEARS    5 YEARS
                                                       -------    -------    ------    -------    -------
Independence Square Income Securities*.............    3.03%      4.54%      12.20%    10.70%      7.92%
Lehman Corporate Bond Index........................    2.58%      4.15%      11.39%    10.08%      7.55%
Lipper Investment Grade Funds (Avg.)...............    2.46%      4.27%      11.88%    10.89%      7.78%
Lipper Investment Grade Bond Funds:
  ISIS Rank........................................     3/16       6/16       8/16       9/16       6/16
  ISIS Percentile..................................       18         36         48         53         36

------------------
Source:  Lipper Analytical Services, Inc.

*The cumulative total returns are based on the net asset values on the first and last day of the periods presented and assume (i) no payment of any sales load or commissions and (ii) reinvestments of dividends and distributions at the net asset value next determined after each ex-dividend date in the period.

     Despite an environment of generally strong economic growth, inflation stayed surprisingly subdued. One explanation for the absence of inflation in the U.S. economy stems from the aftermath of the Asian financial crisis. U.S. exports to Asia have slowed, while the strength of the dollar caused cheap Asian imports to flood the U.S. market and exert downward price pressure on domestic goods. These factors contributed to the continued strong performance of U.S. Treasuries. For example, the yield of the 10-year Treasury posted a net decline of 29 basis points (0.29%), beginning 1998 at 5.74% and closing on June 30, 1998 at 5.45%. Investment grade corporate bonds underperformed Treasuries during the reporting period, in part due to heavy corporate supply and less robust corporate earnings.

     Interest rates decreased across the yield curve as indicated in the table below:

                                                       DECEMBER 31, 1997      JUNE 30, 1998      CHANGE
                                                       -----------------      -------------      ------
2-year Treasury Note                                         5.64%                5.48%          -0.16%
5-year Treasury Note                                         5.71%                5.47%          -0.24%
10-year Treasury Note                                        5.74%                5.45%          -0.29%
30-year Treasury Note                                        5.92%                5.63%          -0.29%

     While we expect that interest rates will be fairly stable in the near-term, our longer-term outlook for the domestic bond market remains optimistic, based on the fundamentally favorable backdrop of low inflation, a currently high level of real yields, and declining Treasury borrowing.

August 4, 1998                    BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

PRINCIPAL
  AMOUNT                                                                     COST          VALUE
----------                                                                -----------   -----------
            U.S. AGENCY OBLIGATIONS--2.8%
$1,000,000  Federal National Mortgage Association, 7.50%, 8/01/2006.....  $   918,815   $   940,671
                                                                          -----------   -----------
            BONDS AND OTHER DEBT OBLIGATIONS--97.2%
 1,000,000  Ahmanson (H. F.) & Company, 9.875%, 11/15/1999..............      995,465     1,045,360
   500,000  BankAmerica, 9.50%, 4/01/2001...............................      497,265       541,875
   500,000  Borden, Inc., 8.375%, 4/15/2016.............................      519,690       520,000
   500,000  CBS, Inc., 8.875%, 6/01/2022................................      546,520       556,875
 1,000,000  Citicorp Capital Sub Notes, 9.75%, 8/01/1999................      983,110     1,038,750
 1,000,000  Cleveland Electric, 10.00%, 6/01/2020.......................    1,061,810     1,091,250
   850,000  Comcast Cable Communications, 8.375%, 5/1/2007..............      944,324       952,000
 1,000,000  Comerica Bank, 8.375%, 7/15/2024............................      983,750     1,198,750
   300,000  Comerica Co., 9.75%, 5/01/1999..............................      288,840       308,625
   500,000  Commonwealth Edison Company, 8.625%, 2/01/2022..............      537,500       550,625
 1,000,000  Delta Airlines, Inc., 9.25%, 3/15/2022......................    1,141,490     1,258,750
   500,000  Federal Express, 9.625%, 10/15/2019.........................      551,345       535,000
   500,000  First Chicago NBD Corp., 8.875%, 3/15/2002..................      503,660       545,625
 1,000,000  First Interstate Bancorp., 9.00%, 11/15/2004................    1,000,000     1,041,250
   500,000  First Union Corp., 8.00%, 8/15/2009.........................      498,965       560,000
 1,000,000  Ford Motor Credit Co., 9.14%, 12/30/2014....................      997,660     1,138,750
   500,000  Great Western Financial Senior Notes, 8.60%, 2/01/2002......      494,710       536,250
   300,000  GTE California, Inc., 8.07%, 4/15/2024......................      322,233       328,875
 1,000,000  Gulf States Utilities, 8.70%, 4/01/2024.....................    1,057,420     1,088,750
   500,000  Harris Bancorp, 9.375%, 6/01/2001...........................      493,285       543,125
   500,000  Hydro-Quebec, 8.40%, 1/15/2022..............................      508,395       610,625
 1,000,000  Hydro-Quebec, 8.875%, 3/01/2026.............................    1,195,260     1,297,500
 1,000,000  Jersey Central Power and Light, 8.45%, 3/24/2025............    1,026,150     1,103,750
   500,000  New England Power Co., 8.00%, 8/01/2022.....................      494,350       540,000
   800,000  New York State Electric & Gas Corp., 9.875%, 5/01/2020......      793,000       878,000
 1,000,000  News America Holdings, 9.50%, 7/15/2024.....................    1,178,140     1,276,250
     7,219  +Participation in Asset Exchange, 7.00%, 12/01/2020.........        7,220         7,296
   500,000  PECO Energy Co., 8.75%, 4/01/2022...........................      500,510       528,750
 1,000,000  PECO Energy Co., 8.625%, 6/01/2022..........................      983,840     1,051,250
   500,000  Penney (J.C.) & Company, 8.25%, 8/15/2022...................      497,445       535,000
 1,000,000  TCI Communications, 8.75%, 2/15/2023........................      957,060     1,103,750
 1,000,000  Tenneco Inc., 7.625%, 5/15/2017.............................      999,080     1,098,750
 1,000,000  Texas Utilities Co., 8.875%, 2/01/2022......................    1,029,240     1,110,000

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                     SCHEDULE OF INVESTMENTS -- (Concluded)
                                 JUNE 30, 1998
                                  (UNAUDITED)

PRINCIPAL
  AMOUNT                                                                     COST          VALUE
----------                                                                -----------   -----------
            BONDS AND OTHER DEBT OBLIGATIONS--(CONTINUED)
$  500,000  Texas Utilities Co., 8.75%, 2/01/2023.......................  $   546,545   $   555,625
 1,000,000  Time Warner Entertainment, Inc., 8.375%, 7/15/2033..........      990,210     1,200,000
   500,000  Time Warner, Inc. Debentures, 9.150%, 2/01/2023.............      527,845       633,750
   500,000  U.S. Can Corp., Series B, 10.130%, 10/15/2006...............      536,250       528,125
 1,000,000  U.S. West, 8.875%, 6/01/2031................................    1,060,720     1,121,250
   450,000  United Air Lines, 9.210%, 1/21/2017.........................      522,329       540,594
            Virginia Electric & Power Corp. Series B, 8.625%,
 1,000,000  10/01/2024..................................................    1,014,120     1,122,500
                                                                          -----------   -----------
            TOTAL BONDS AND OTHER DEBT OBLIGATIONS......................   29,786,751    32,223,250
                                                                          -----------   -----------
            TOTAL INVESTMENTS--100.0%...................................  $30,705,566*  $33,163,921
                                                                          ===========   ===========

------------------
 + Non-income producing

 * Aggregate cost for federal income tax purposes at June 30, 1998 was $30,705,566. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows: excess of value over tax cost $2,482,825; excess of tax cost over value ($24,470).

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS
  Investments, at value (cost--$30,705,566).................  $33,163,921
  Cash......................................................       59,416
  Accrued interest receivable...............................      709,644
  Prepaid expenses..........................................            5
                                                              -----------
                                                               33,932,986
                                                              -----------
LIABILITIES
  Accrued expenses..........................................      120,317
                                                              -----------
NET ASSETS applicable to 1,820,511 capital shares
  outstanding, $0.10 par value (Authorized 10,000,000
  shares)...................................................  $33,812,669
                                                              ===========
NET ASSET VALUE PER SHARE ($33,812,669 / 1,820,511).........       $18.57
                                                                  -------
                                                                  -------

                See accompanying notes to financial statements.

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)

   INVESTMENT INCOME
   Interest.............................      $1,310,650
                                              ----------
   Expenses
     Fees
       Investment adviser...............          59,804
       Directors and officers...........          14,001
       Custodian........................           8,250
       Transfer agent...................           8,750
       Legal and audit..................          19,400
     Taxes(other than income)...........           1,249
     Printing...........................           7,999
     Insurance..........................             709
     Miscellaneous......................           3,749
                                              ----------
         Total expenses.................         123,911
                                              ----------
   Net investment income................      $1,186,739
                                              ==========
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Net realized gain on investment
  securities............................          45,991
                                              ----------
Unrealized appreciation of investments:
  Beginning of period...................       2,183,586
  End of period.........................       2,458,355
                                              ----------
  Increase in unrealized appreciation...         274,769
                                              ----------
  Net realized and unrealized gain on
    investments.........................         320,760
                                              ----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS.....................      $1,507,499
                                              ==========

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED         YEAR ENDED
                                                              JUNE 30, 1998    DECEMBER 31,
                                                               (UNAUDITED)         1997
                                                              -------------    ------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................   $ 1,186,739     $ 2,470,307
    Net realized gain from security transactions............        45,991         185,346
    Increase in unrealized appreciation of investments......       274,769         833,709
                                                               -----------     -----------
      Net increase in net assets resulting from
       operations...........................................     1,507,499       3,489,362
  Dividends to shareholders from net investment income ($.55
    in 1998 and $1.38 in 1997)..............................    (1,001,281)     (2,512,305)
  Dividends to shareholders from net realized gains ($.09 in
    1997)...................................................            --        (165,302)
                                                               -----------     -----------
      Total increase in net assets..........................       506,218         811,755
NET ASSETS
  Beginning of period.......................................    33,306,451      32,494,696
                                                               -----------     -----------
  End of period (including undistributed net investment
    income of $246,224 in 1998 and $60,766 in 1997).........   $33,812,669     $33,306,451
                                                               ===========     ===========

                See accompanying notes to financial statements.

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                              FINANCIAL HIGHLIGHTS
          (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)

                                     SIX MONTHS
                                        ENDED
                                      JUNE 30,                 YEAR ENDED DECEMBER 31
                                        1998       -----------------------------------------------
                                     (UNAUDITED)    1997      1996      1995      1994      1993
                                     -----------   -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of
  Period............................   $ 18.30     $ 17.85   $ 18.77   $ 16.58   $ 18.57   $ 17.76
                                       -------     -------   -------   -------   -------   -------
  Net Investment Income.............      0.65        1.36      1.40      1.38      1.38      1.41
  Net Gains (Losses) on Securities
     (realized and unrealized)......      0.17        0.56     (0.94)     2.19     (1.99)     0.82
                                       -------     -------   -------   -------   -------   -------
       Total From Investment
          Operations................      0.82        1.92      0.46      3.57     (0.61)     2.23
                                       -------     -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
  Dividends (from net investment
     income)........................     (0.55)      (1.38)    (1.38)    (1.38)    (1.38)    (1.42)
  Dividends (from net realized
     gains).........................        --       (0.09)       --        --        --        --
                                       -------     -------   -------   -------   -------   -------
       Total Distributions..........     (0.55)      (1.47)    (1.38)    (1.38)    (1.38)    (1.42)
                                       -------     -------   -------   -------   -------   -------
Net Asset Value, End of Period......   $ 18.57     $ 18.30   $ 17.85   $ 18.77   $ 16.58   $ 18.57
                                       =======     =======   =======   =======   =======   =======
Per Share Market Value,
  End of Period.....................   $ 18.00     $ 17.75   $ 16.25   $ 17.25   $ 15.25   $ 17.25
                                       =======     =======   =======   =======   =======   =======
TOTAL INVESTMENT RETURN, based on
  market value(1)...................      5.02%      19.22%     3.72%    22.71%    (4.00%)    9.00%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in
     000's).........................   $33,813     $33,306   $32,495   $34,163   $30,179   $33,808
  Ratio of Expenses to Average
     Net Assets.....................      0.74%(2)    0.79%     0.68%     0.76%     0.85%     0.81%
  Ratio of Net Investment Income to
     Average Net Assets.............      7.12%(2)    7.52%     7.80%     7.64%     7.88%     7.61%
  Portfolio Turnover Rate...........         3%         20%       33%       22%       28%       32%

------------------
(1) See Note F.

(2) Annualized.
                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

    A. Independence Square Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. Significant accounting policies are as follows: Investments are carried at value in the accompanying financial statements (See Note D). Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Premiums and discounts on bonds held for investment are not amortized for financial reporting or federal income tax purposes inasmuch as the Fund does not generally intend to hold such securities until maturity. For federal income tax purposes, discounts on original issue bonds are amortized over the life of the issue. No provision is made for federal taxes as it is the Fund's policy to continue to qualify as a regulated investment company and to make the requisite distribution of taxable income to its shareholders which will relieve it from all or substantially all federal income and excise taxes. Dividends payable are recorded on the ex-dividend and record date. Interest income is recorded on an accrual basis.

        The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

    B.  Under Agreements among the Fund, PNC Bank, National Association (PNC
        Bank), and BlackRock Institutional Management Corporation (formerly known as PNC Institutional Management Corporation, "BIMC"), an indirect majority-owned subsidiary of PNC Bank, BIMC manages the Fund's portfolio and serves as its administrative agent. The Fund pays BIMC, as investment adviser, a quarterly fee of .05% (annually .20%) of the Fund's average net assets and .5% (annually 2%) of the Fund's gross income for such quarter.

        BIMC has agreed to reimburse the Fund to the extent that the aggregate expenses borne by the Fund in any fiscal year, exclusive of brokerage commissions, interest and taxes, exceed 1 1/2% of average net assets up to $30,000,000 and 1% of any excess. No such fee reimbursement was necessary during the period ended June 30, 1998.

    C. Purchases and sales of investment securities other than short term obligations for the period ended June 30, 1998 were $1,066,210 and $1,148,655, respectively.

    D. Values for securities listed on a national securities exchange are based on the latest quoted sale prices on June 30, 1998. Securities not so listed or not traded on that date are valued at their most recent quoted bid prices or at prices determined by investment bankers or brokers. Short-term obligations are valued at amortized cost which approximates market value.

    E.  At June 30, 1998, net assets consisted of:

Paid-in capital.............................................  $31,062,017
Undistributed net investment income.........................      246,224
Accumulated net realized gain on investments................       46,073
Net unrealized appreciation of investments..................    2,458,355
                                                              -----------
Total.......................................................  $33,812,669
                                                              ===========

    F. The "Total Investment Return" is based on a purchase (or sale) at the market price on the first (or last) day of the period assuming (i) no payment of any sales load or commissions and (ii) reinvestment of dividends and distributions at prices obtained by the Fund's Automatic Dividend Investment Plan.

--------------------------------------------------------------------------------
 INDEPENDENCE SQUARE INCOME SECURITIES,
                  INC.
           One Aldwyn Center
          Villanova, PA 19085
             (610) 964-8882

            BOARD OF DIRECTORS
     ROBERT R. FORTUNE
                     G. WILLING PEPPER
     LANGHORNE B. SMITH
              DAVID R. WILMERDING, JR.

                OFFICERS
    ROBERT R. FORTUNE, Chairman and
               President
  EDWARD J. ROACH, Vice President and
               Treasurer
       GARY M. GARDNER, Secretary

           INVESTMENT ADVISER
        BLACKROCK INSTITUTIONAL
         MANAGEMENT CORPORATION
          400 Bellevue Parkway
          Wilmington, DE 19809

             TRANSFER AGENT
             PNC BANK, N.A.
             c/o PFPC INC.
             P.O. Box 8950
          Wilmington, DE 19899
             (800) 852-4750

       (302) 791-2748 (Delaware)

                                                                INDEPENDENCE
                                                                      SQUARE
                                                                      INCOME
                                                                 SECURITIES,
                                                                        INC.
                                                           Semiannual Report
                                                             to Shareholders
                                                               June 30, 1998

--------------------------------------------------------------------------------